EQ ADVISORS TRUSTSM

AXA Large Cap Core Managed Volatility Portfolio– Class IA and IB Shares

SUPPLEMENT DATED JANUARY 26, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates information contained in the Summary Prospectus dated May 1, 2015, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes, effective on or about January 29, 2016, to the investment managers for the AXA Large Cap Core Managed Volatility Portfolio (“Portfolio”).

Information regarding

AXA Large Cap Core Managed Volatility Portfolio

Effective on or about January 29, 2016, information in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Institutional Capital LLC (“ICAP”)” is deleted in its entirety and replaced with the following information:

Vaughan Nelson Investment Management (“Vaughan Nelson”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Scott J. Weber, CFA	Lead Senior Portfolio Manager of Vaughan Nelson	January, 2016
Dennis G. Alff, CFA	Senior Portfolio Manager of Vaughan Nelson	January, 2016
Chad D. Fargason, PhD	Senior Portfolio Manager of Vaughan Nelson	January, 2016
Chris D. Wallis, CFA, CPA	Chief Executive Officer and Chief Investment Officer of Vaughan Nelson	January, 2016